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                                                                    EXHIBIT 32.1

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

    In connection with the Quarterly Report of Tekni-Plex, Inc. (the "Company") on Form 10-Q for the period ended December 26, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Dr. F. Patrick Smith, Chairman and Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

    (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

    (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

                                            By: /s/ Dr. F. Patrick Smith
                                            ------------------------------------
                                            Dr. F. Patrick Smith
                                            Chairman and Chief Executive Officer
                                            February 09, 2004

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

    In connection with the Quarterly Report of Tekni-Plex, Inc. (the "Company") on Form 10-Q for the period ended December 26, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, James E. Condon, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

    (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

    (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

                                            By: /s/ James E. Condon
                                            ------------------------------------
                                            James E. Condon
                                            Chief Financial Officer
                                            February 09, 2004

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